UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-12

OPNET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JULY 20, 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of OPNET Technologies, Inc. (the “Company”) will be held at our principal executive offices, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Monday, July 20, 2009 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matter (the “Special Meeting”):

1.	To approve an amendment to the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of our common stock authorized for issuance under the ESPP from 650,000 shares to 820,000 shares; and

2.	To act upon any other matters as may properly come before the Special Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has no knowledge of any other business to be transacted at the Special Meeting.

Holders of record of our Common Stock at the close of business on June 1, 2009 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. A list of our stockholders is open for examination to any stockholder at our principal executive offices, 7255 Woodmont Avenue, Bethesda, Maryland 20814 and will be available at the Special Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. As a result, we are mailing to our stockholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”). The Notice contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how each of those stockholders can receive a paper copy of this Proxy Statement and a proxy card or voting instruction card. We believe this new process will expedite stockholders’ receipt of proxy materials, lower the costs of the Special Meeting and conserve natural resources.

By Order of the Board of Directors,

/s/ Marc A. Cohen

Marc A. Cohen
Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

June 10, 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES EITHER: (I) OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS; OR (II) IF YOU RECEIVED A PAPER COPY OF THESE MATERIALS, BY SIGNING, DATING AND RETURNING THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. IF YOU ARE RECEIVING THESE PROXY MATERIALS BY MAIL, A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE ON THE INTERNET MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON

SPECIAL MEETING OF STOCKHOLDERS

OF

OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of OPNET Technologies, Inc., a Delaware corporation (the “Company”), of proxies for use at the Special Meeting of Stockholders to be held at our principal executive offices, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on July 20, 2009 at 10:00 a.m., local time, and at any adjournments or postponements thereof (the “Special Meeting”).

All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of Proposal 1 as set forth in the accompanying Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by granting a subsequent Internet proxy, delivery of written revocation or a subsequently dated proxy to our Secretary or by voting in person at the Special Meeting. Attendance at the Special Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Special Meeting that the stockholder intends to revoke the proxy and vote in person.

The Board of Directors has fixed June 1, 2009 as the record date (the “Record Date”) for determining holders of our common stock, $0.001 par value per share (the “Common Stock”), who are entitled to vote at the Special Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 20,679,421 shares of Common Stock. Each share of Common Stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Special Meeting.

ABOUT THE SPECIAL MEETING

What is the Notice of Internet Availability of Proxy Materials and why am I receiving it?

We are providing access to our proxy materials in a fast and efficient manner via the Internet. Accordingly, on June 10, 2009, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of the Record Date, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What am I voting on?

You are voting on only one item: Approval of an amendment to the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of our Common Stock authorized for issuance under the ESPP from 650,000 shares to 820,000 shares (see page 6).

How do I vote?

Stockholders of Record

If you are a stockholder of record, you may vote in person at the Special Meeting, by proxy on the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote using one of the methods listed below to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•

To vote on the Internet, follow the instructions in the Notice or go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern time on July 19, 2009, the day prior to the Special Meeting, to be counted.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name, simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote over the internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What is the voting recommendation of the Board of Directors?

Our Board recommends a vote FOR the approval and ratification of an amendment to the ESPP to increase the number of shares of our Common Stock authorized for issuance under the ESPP from 650,000 shares to 820,000 shares.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the Special Meeting. If any other matter is properly brought before the meeting, your signed or electronic proxy card gives authority to Marc A. Cohen and Alain J. Cohen to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the Special Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will have one vote for every share of our Common Stock you owned on the Record Date.

How many votes can be cast by all stockholders?

A total of 20,679,421 votes may be cast at the meeting, consisting of one vote for each share of our Common Stock outstanding on the Record Date.

How many votes must be present to hold the meeting?

The holders of a majority of the aggregate voting power of our Common Stock outstanding on the Record Date, or 10,339,711 votes, must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals, because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve the proposal to increase the shares authorized for issuance under the ESPP?

For the proposal to approve an amendment to the ESPP to increase the number of shares of our Common Stock authorized for issuance under the ESPP from 650,000 shares to 820,000 shares, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. An abstention with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Broker non-votes on a proposal (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed present or represented for determining whether stockholders have approved that proposal. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on the proposal to approve the increase of shares available under the ESPP.

Can I change my vote or revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy through the Internet.

•	You may send a timely written notice that you are revoking your proxy to the Company’s secretary at 7255 Woodmont Avenue, Bethesda, Maryland 20814.

•	You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy vote is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Who can attend the Special Meeting?

Any stockholder as of the close of business on June 1, 2009 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you submit a proxy card without indicating your vote, your shares will be voted as follows:

•	for the approval of an amendment to the ESPP to increase the number of shares of our Common Stock authorized for issuance under the ESPP from 650,000 shares to 820,000 shares; and

•	in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment or postponement of the meeting.

Who pays for the proxy solicitation and how will we solicit votes?

We will bear all costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. We will also request brokers, custodians and fiduciaries to forward the proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

Is a list of stockholders available?

A list of stockholders entitled to vote at the Special Meeting will be available at our principal executive offices, during normal business hours, for a period of ten days prior to the Special Meeting and at the Special Meeting itself for examination by any stockholder.

How do I find out the voting results?

Preliminary voting results will be announced at the Special Meeting, and final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2009, which we will file with the Securities and Exchange Commission (the “SEC”). After the Form 10-Q is filed, you may obtain a copy by visiting the SEC’s website or our website or by contacting our Investor Relations department by calling (240) 497-3000.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 1, 2009 by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of Common Stock;

•	each of our directors;

•	each of our executive officers; and

•	all of our executive officers and directors as a group.

Except as set forth herein, the business address of the named beneficial owner is c/o OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland 20814 and each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of Common Stock indicated as owned by such person or entity.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Marc A. Cohen (2)	2,939,801	14.0%
Alain J. Cohen (3)	4,770,747	23.0%
Mel F. Wesley (4)	25,943	*
Steven G. Finn (5)	116,000	*
Ronald W. Kaiser (6)	51,000	*
William F. Stasior (7)	141,000	*
All executive officers and directors, as a group (6 persons) (8)	8,044,491	38.6%

*	Less than 1%.

(1)	The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after June 1, 2009 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

(2)	Includes 273,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

(3)	Includes 75,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

(4)	Includes 10,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

(5)	Includes 90,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

(6)	Includes 45,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

(7)	Includes 90,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

(8)	Includes 583,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after June 1, 2009.

PROPOSAL 1—APPROVAL OF AN AMENDMENT TO THE

OPNET TECHNOLOGIES, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN

TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE ESPP FROM 650,000 SHARES TO 820,000 SHARES

Our stockholders are being asked to approve and ratify an amendment to the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan (the “ESPP”), which will increase the maximum number of shares of Common Stock authorized for issuance under the ESPP by 170,000 shares, from 650,000 shares to 820,000 shares. The purpose of the share increase is to ensure that a sufficient reserve of Common Stock is available under the ESPP to provide our eligible employees and eligible employees of any of our subsidiaries designated by our Board of Directors (each a “Designated Subsidiary”) the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

The ESPP was adopted by our Board in March 2000 and became effective in June 2000 in connection with the initial public offering of our Common Stock. The ESPP was amended by our Board in October 2002 to expand eligibility in the ESPP by reducing from five to three the number of months the person was required to have been employed by us or a Designated Subsidiary in a calendar year prior to enrolling in the ESPP. The ESPP was further amended by our Board in December 2005 to change the day on which offerings to employees to purchase stock under the ESPP begins from January 1 to February 1 and from July 1 to August 1, or the first business day thereafter. In July 2008, our stockholders approved an amendment to the ESPP that increased the maximum number of shares of Common Stock authorized for issuance under the ESPP by 200,000 shares, from 450,000 shares to 650,000 shares. On May 20, our Board adopted the amendment to the ESPP which is the subject of this Proposal 1, subject to the approval of such amendment by our stockholders.

As of June 1, 2009, an aggregate of 587,808 shares of our Common Stock had been issued under the ESPP. Only 62,192 shares of Common Stock remain available for future grant under the ESPP. For the plan period that will end on July 31, 2009, the initial estimate of shares to be purchased in that plan period is 101,055; actual shares purchased will be calculated at the end of the plan period based on terms of the ESPP, which include actual payroll deductions and actual closing prices on the plan period beginning and ending dates. If the proposed amendment to the ESPP is not adopted, we will be required to allocate the shares remaining under the ESPP pro rata among all participating employees, will be obligated to return to participating employees any payroll deductions in excess of the amounts required to purchase these shares and will be required to discontinue any future offerings under the ESPP.

The following is a summary of the material terms and provisions of the ESPP. The summary, however, does not purport to be a complete description of all the provisions of the ESPP. A complete copy of the ESPP, restated to reflect the prior amendments described above and the amendment proposed herein, is attached hereto as Exhibit A.

Purpose

The purpose of the ESPP is to provide all our eligible employees and employees of our Designated Subsidiaries with an opportunity to purchase our Common Stock through payroll deductions, to assist us and our affiliates in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of us and our affiliates. As of June 1, 2009, 156 of our 517 eligible employees and employees of Designated Subsidiaries were participating in the ESPP for the plan period ending July 31, 2009.

The options to purchase Common Stock granted under the ESPP are intended to qualify as options granted under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

Administration

The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the options granted under it. The Board has the power, subject to the provisions of the ESPP, to determine when and how options to purchase our Common Stock will be granted, the provisions of each offering of such options (which need not be identical), and whether employees of any of our subsidiaries will be eligible to participate in the ESPP. The Board has the power, which it has not exercised, to delegate administration of the ESPP to a committee appointed by the Board.

Stock Subject to ESPP

Currently, an aggregate of 650,000 shares of Common Stock are reserved for issuance under the ESPP. Subject to the approval of this Proposal, an aggregate of 820,000 shares of Common Stock will be reserved for issuance under the ESPP.

Offerings

The ESPP is implemented by offerings of options to all eligible employees from time to time by the Board. The maximum length for an offering under the ESPP is twelve months. Currently, under the ESPP, each offering begins on February 1 or August 1 or the first business day thereafter (the “Offering Commencement Date”) and is six months long (referred to in the ESPP as the “Plan Period”).

Eligibility

Any person who is customarily employed for at least 20 hours per week and for at least three months per calendar year by us or a Designated Subsidiary on the first day of an offering is eligible to participate in that offering, provided that such employee has been employed by us or a Designated Subsidiary for at least three months prior to enrolling in the offering, and is an employee of ours or a Designated Subsidiary on the first day of the offering, as applicable.

However, no employee is eligible to participate in an offering under the ESPP if, immediately after the grant of an option, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of either our stock or of any of our subsidiaries (including any stock which such employee has a contractual right to purchase). Currently, Marc A. Cohen, our chief executive officer, and Alain J. Cohen, our president and chief technology officer, are ineligible to participate in the ESPP because each owns stock possessing more than 5% of the total combined voting power or value of our Common Stock. In addition, no employee may be granted an option under the ESPP to purchase more than $25,000 worth of Common Stock (determined at the fair market value of the stock at the Offering Commencement Date) under all of our employee stock purchase plans, including any plans our subsidiaries may have, in any calendar year. We and our subsidiaries do not have any stock purchase plans other than the ESPP.

Participation in the ESPP

Eligible employees enroll in an offering under the ESPP by delivering to the employee’s appropriate payroll office, at least 15 days prior to the applicable Offering Commencement Date, a completed form authorizing a regular payroll deduction of up to 10% of such employee’s compensation (as defined in the ESPP) during the Plan Period. Unless the employee files a new form or withdraws from offerings under the ESPP, the employee’s deductions and purchases will continue at the same rate for future offerings under the ESPP.

Purchase Price

The purchase price per share at which shares of Common Stock are sold in an offering under the ESPP is equal to the lesser of (i) 85% of the closing price of a share of Common Stock on the Offering Commencement Date or (ii) 85% of the closing price of a share of Common Stock on the last business day of the Plan Period (the “Exercise Date”).

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the course of the Plan Period. At any time during the offering, a participant may reduce or terminate his or her payroll deductions one time, by filing a payroll deduction authorization form. A participant may not increase such payroll deductions after the beginning of a Plan Period. All payroll deductions made for a participant are credited to his or her account under the ESPP and may be deposited with our general funds.

Purchase of Stock

By completing and delivering a payroll deduction authorization form, the employee is entitled to purchase shares under the ESPP. In connection with offerings made under the ESPP, the ESPP specifies a maximum number of shares of Common Stock an employee may be granted the option to purchase as the number of whole shares of Common Stock as does not exceed the number of shares determined by dividing (i) the product of $2,083 multiplied by the number of full months in the Plan Period by (ii) the closing price on the Offering Commencement Date of the Plan Period. If the aggregate number of shares to be purchased upon exercise of options granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares. Unless the employee’s participation is discontinued, his or her option to purchase shares is exercised automatically on the last business day of the Plan Period at the applicable price. See “Withdrawal” below for further detail.

Withdrawal

While each participant in the ESPP is required to sign a form authorizing payroll deductions, the participant may withdraw from a given offering by permanently drawing out the balance accumulated in the employee’s payroll deduction account. Such withdrawal may be completed at any time prior to the close of business on the last business day of the Plan Period. Partial withdrawals are not permitted. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the ESPP. The employee may participate in any subsequent offering in accordance with the terms and conditions established by the Board.

Termination of Employment

Options granted pursuant to any offering under the ESPP terminate immediately upon cessation of an employee’s employment for any reason, and we will distribute to such employee a payment equal to the balance of the employee’s payroll deduction account at that time.

Restrictions on Transfer

Options granted under the ESPP are restricted as to transferability. Generally, options only may be transferred by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

Adjustment Provisions

Transactions resulting in the subdivision of outstanding shares of Common Stock or the payment of a dividend in Common Stock, such as a stock dividend or stock split, may change the number of shares of Common Stock subject to the ESPP and to outstanding options. In that event, the maximum number of shares subject to the ESPP and the outstanding options granted under the ESPP will be appropriately adjusted and such other adjustments will be made as the Board may deem equitable. In the event of any other change affecting the Common Stock, such adjustment shall be made as the Board may deem equitable to give proper effect to such event.

Effect of Certain Corporate Transactions

In the event that we merge or consolidate with another corporation and the holders of our capital stock immediately prior to the merger or consolidation continue to hold stock representing at least 80% of the voting power of the surviving corporation (referred to in the ESPP as “Continuity of Control”), the holder of each outstanding option will be entitled to exercise the option at the next exercise date and will receive, as to each share subject to the option, securities or property which a holder of one share of our Common Stock was entitled to receive at the time of the merger or consolidation, subject to such adjustments under the ESPP as the Board deems equitable.

In the event that we merge or consolidate with or into another corporation and following such transaction there is not Continuity of Control, or we sell all or substantially all of our assets, then (a) subject to the provisions of clauses (b) and (c) below, after the effective date of such transaction, the holder of each outstanding option will be entitled to exercise the option and receive shares of our Common Stock or shares of stock or other securities as the holders of shares of our Common Stock received pursuant to the terms of such transaction; (b) our Board may cancel all outstanding options as of a date prior to the effective date of any such transaction and we will pay out all accumulated payroll deductions to the participants; or (c) our Board may cancel all outstanding options as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an option, and each holder of an option may exercise such option to purchase shares of our Common Stock prior to the transaction as of a date determined by our Board under the ESPP.

Duration, Amendment and Termination

The Board may terminate the ESPP at any time.

The Board may amend the ESPP at any time. Any amendment to the ESPP must be approved by the stockholders within 12 months of its adoption by the Board if the amendment is necessary for the ESPP to satisfy Section 423 of the Code.

Federal Income Tax Information

Options granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with options granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the price at which the participant purchased the stock or (ii) the excess of the fair market value of the stock as of the beginning of the Offering Commencement Date over the exercise price (determined as of the Offering Commencement Date) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the price at which the participant purchased the stock will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of options under the ESPP. We are generally entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Stock Issuances

The table below shows, as to each of our executive officers named in the Summary Compensation Table of this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock purchased under the ESPP between June 30, 2000, the effective date of the ESPP, and January 31, 2009, the last purchase date.

ESPP Transactions

Name	Title	Number of Purchased Shares
Marc A. Cohen (1)	Chairman and Chief Executive Officer	—
Alain J. Cohen (2)	President, Chief Technology Officer and Director	—
Mel F. Wesley	Vice President and Chief Financial Officer	6,604
All current executive officers as a group (3 persons)		6,604
All employees, including ex-employees, as a group		587,808

(1)	Employee beneficially owns 14.0% of the Company’s common stock. Under the ESPP, an employee who owns more than 5% of the total combined voting power or value of our common stock is not eligible to participate in the ESPP.

(2)	Employee beneficially owns 23.0% of the Company’s common stock. Under the ESPP, an employee who owns more than 5% of the total combined voting power or value of our common stock is not eligible to participate in the ESPP.

New Plan Benefits

No purchase rights will be granted and no shares of Common Stock will be issued under the ESPP on the basis of the 170,000 share increase for which stockholder approval is sought under this Proposal 1, unless such stockholder approval is obtained.

Required Vote

The affirmative vote of the holders of a majority of our shares represented in person or by proxy and entitled to vote at the Special Meeting is required for approval of the amendment to the ESPP. Should such stockholder approval not be obtained, then the proposed 170,000 share increase to the share reserve under the ESPP will not be implemented.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ESPP TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE ESPP FROM 650,000 SHARES TO 820,000 SHARES.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

The following discussion and analysis relates to our executive compensation program for the fiscal year ended March 31, 2009.

Compensation Philosophy

The goals of the Board of Directors (the “Board”) and the Compensation Committee with respect to executive compensation are to align compensation with business objectives and performance, to enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success, and to establish an appropriate relationship between executive compensation and the creation of long-term stockholder value. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, cash bonus and stock options.

The Board and the Compensation Committee also believe that the compensation of the Chief Executive Officer and the other executive officers should be based to a substantial extent on our performance and adjusted, as appropriate, based on the executive officer’s performance against personal performance objectives. Generally, when establishing salaries, bonus levels and stock awards for executive officers, the Compensation Committee considers: (i) our financial performance during the past year and recent quarters, (ii) the individual’s performance during the past year and recent quarters and (iii) the salaries of executive officers in similar positions of companies of comparable size and capitalization and other companies within the network and application performance management software industry.

We have not retained a compensation consultant to review our policies and procedures relating to executive compensation and we have not formally benchmarked our compensation to that of other companies. The Compensation Committee does, however, informally consider competitive market practices by speaking to recruitment agencies and reviewing publicly available information relating to compensation of executives at other companies in our industry.

Compensation Components

The four major components of our executive officer compensation program are (i) base salary, (ii) annual incentive awards in the form of discretionary cash bonuses, (iii) long-term, equity-based incentive awards and (iv) employee benefits, such as 401(k) matching payments and health and life insurance.

We have not currently adopted any formal or informal policy for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. We view each of the elements of our compensation program as related but distinct. Our decisions about each individual element do not necessarily affect the decisions we make about other elements. For example, we do not believe that significant compensation derived from one element of compensation should necessarily negate or reduce compensation from other elements.

Base Salary. The Compensation Committee meets periodically to set the base salary levels of our executive officers. Effective April 2008, the Compensation Committee increased Marc Cohen’s and Alain Cohen’s base salaries to $325,000. Effective April 2008, the Compensation Committee increased Mel Wesley’s base salary to $220,000. When reviewing base salaries the Compensation Committee considered individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge, and competitive pay practices. The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other software companies in our industry and anticipates reviewing compensation packages at least annually.

Discretionary Cash Bonus. The Compensation Committee has the authority to award discretionary cash bonuses to our executives from time to time. Our cash bonus program is discretionary and is designed to motivate executives to work effectively to achieve our financial performance objectives and to reward them when objectives are met.

Equity-Based Incentive Compensation. We established our Amended and Restated 2000 Stock Incentive Plan (the “Incentive Plan”) to provide all employees, including executive officers, with an opportunity to share, along with our stockholders, in the long-term performance of our company. The Compensation Committee believes that a primary goal of the compensation program is to provide key employees who have significant responsibility for the management, growth and future success of our company with the opportunity to participate in the financial gain from price increases in our Common Stock. In addition, the vesting feature of our equity grants should further our goal of executive retention because this feature provides an incentive to our executives to remain in our employ during the vesting period.

Executives are eligible to receive stock options giving them the right to purchase shares of Common Stock in the future at a price equal to the fair market value at the date of grant. Historically, our equity awards have typically taken the form of stock options. Executives are also eligible to receive grants of restricted stock, and we have begun in recent periods to rely much more significantly on restricted stock grants in lieu of stock options. We typically grant restricted stock awards at no cost to the executive. Because the shares have a built-in value at the time the restricted stock grants are made, we generally grant significantly fewer shares of restricted stock than the number of stock options we would grant for a similar purpose.

We did not grant options to any executive officer during fiscal 2009. During fiscal 2007, we implemented a new incentive program whereby we make discretionary quarterly grants of restricted stock to our executives and other key employees. Under this program, following the end of each quarter, the Compensation Committee establishes a bonus pool, denominated in dollars, based primarily on our financial performance for the prior quarter, particularly revenue, and on other factors. The size of this bonus pool for each quarter, and whether to have a bonus pool at all, are entirely in the discretion of the Compensation Committee. If a bonus pool is established, our Chief Executive Officer recommends its allocation among the executives and other key employees, based primarily on his subjective judgment about the performance of each of them, and submits that recommendation to the Compensation Committee. The Compensation Committee determines the final allocation of the bonus pool among the executives and other key employees, thereby determining a dollar-denominated bonus for each. These dollar-denominated bonuses are subsequently translated into a number of shares of restricted stock based on the closing price of our Common Stock as reported on the Nasdaq Global Select Market on the third trading day following our quarterly earnings release, which is also the date of the actual restricted stock grant. During fiscal 2009, we granted 4,276 shares of restricted stock to Marc Cohen, 4,276 shares to Alain Cohen and 1,558 shares to Mel Wesley under this program. These shares were granted at various times during fiscal 2009.

Each of these grants vests as to one-third of the shares on each of the second, third and fourth anniversaries of the grant date. If the executive ceases to be an employee, officer or director of, or consultant or advisor to, us or a parent or subsidiary of ours, any shares that are not then vested are subject to forfeiture without payment to the executive. In the event we experience a change-of-control event, as specified in the Incentive Plan, these grants automatically become vested in full.

We currently have a policy of granting equity awards on the third trading day following our earnings release in each quarter. In the case of stock options, we establish the exercise price based on the closing price of our Common Stock as reported on the Nasdaq Global Select Market on the grant date. Likewise, in the case of restricted stock, if the number of shares is being determined on the basis of a dollar-denominated bonus as described above, we translate the dollar-denominated bonus into a number of shares of Common Stock in the same manner.

We do not have any equity ownership guidelines for our executive officers.

Employee Benefits. Our executives are eligible to participate in the same medical, dental, life, disability and accident insurance programs that are available to all of our U.S.-based employees. The executives are also eligible to participate in our 401(k) savings plans on the same terms as all of our U.S.-based employees. Our 401(k) savings plan provides a company match of up to 3% of cash compensation corresponding to one-half the amount contributed by the participant. We offer no deferred compensation plan, no traditional pension plan, and no company-paid retiree benefits.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to the company’s chief executive officer and four other most highly compensated officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the Compensation Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

Executive Compensation

Summary Compensation Table

The following table sets forth summary information concerning the total compensation awarded to, paid to or earned by each of our executive officers in fiscal 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (1)($)	All Other Compensation (2) ($)	Total ($)
				Restricted Stock	Stock Options
Marc A. Cohen	2009	325,000	—	57,396	—	3,000	385,396
Chief Executive Officer	2008	300,000	—	48,689	—	3,000	351,689
	2007	300,000	—	26,990	154	3,000	330,144

Alain J. Cohen	2009	325,000	—	57,396	—	—	382,396
President and Chief Technology	2008	300,000	—	48,689	—	—	348,689
Officer	2007	300,000	—	26,990	—	—	326,990

Mel F. Wesley	2009	220,000	—	52,393	—	3,375	275,768
Chief Financial Officer	2008	190,000	—	36,792	20,134	3,225	250,151
	2007	170,250	10,000	24,330	20,134	3,000	227,714

(1)	This column reflects the amount we recorded as stock-based compensation in our financial statements for fiscal 2009 in connection with these restricted stock and stock option grants. The assumptions used in valuing the restricted stock we granted during fiscal 2009 are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC. Unlike the amount reflected in our consolidated financial statements, however, this amount does not reflect any estimate of forfeitures related to service-based vesting. Instead, it assumes that the executive will perform the requisite service to vest in the award.

(2)	Represents matching contributions under our 401(k) plan.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our executive officers for the fiscal year ended March 31, 2009.

Name	Grant Date	Approval Date (1)	All Other Stock Awards: Number of Shares of Stock (2)	Grant Date Fair Value of Stock Award (3) ($)
Marc A. Cohen	8/7/08	8/6/08	1,892	21,550
	2/6/09	1/22/09	2,384	20,836

Alain J. Cohen	8/7/08	8/6/08	1,892	21,550
	2/6/09	1/22/09	2,384	20,836

Mel F. Wesley	8/7/08	8/6/08	605	6,891
	2/6/09	1/22/09	953	8,329

(1)	Reflects the date on which the grant was approved by the Compensation Committee.

(2)	Reflects grants of restricted stock at no cost to the executive.

(3)	Reflects the total amount we will record as a stock-based compensation in our financial statements in connection with the respective restricted stock grant over the entire four-year vesting period of the grant. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards at March 31, 2009 held by each of our executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)
Marc A. Cohen	41,676	—	12.00	6/29/10

	33,324	—	13.20	6/29/10
	100,000	—	10.59	7/24/11
	50,000	—	5.85	8/8/12
	48,000	—	11.75	10/22/13	16,439	142,526

Alain J. Cohen	41,676	—	12.00	6/29/10

	33,324	—	13.20	6/29/10	16,439	142,526

Mel F. Wesley	10,000	—	11.56	7/8/14	15,929	138,104

(1)	Unexercised option grants vest evenly over four years, starting one year after grant date.

(2)	Unexercised restricted stock grants vest evenly over four years, starting two years after grant date.

(3)	Based on a value of $8.67 per share, the closing price of our Common Stock as reported on the Nasdaq Global Select Market on March 31, 2009, the last trading day during fiscal 2009.

Option Exercises and Vested Stock

The following table summarizes the vesting of stock awards for each of our executive officers for the fiscal year ended March 31, 2009. None of our executives exercised stock options during fiscal 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($) (1)
Marc A. Cohen	4,697	42,825
Alain J. Cohen	4,697	42,825
Mel F. Wesley	3,693	32,812

(1)	Based on the closing price of our Common Stock on the Nasdaq Global Select Market on the vesting date or, if the vesting date was not a trading date, on the last trading date prior thereto.

Employment Agreements

None of our executive officers have employment agreements with us.

Marc Cohen and Alain Cohen each entered into a non-compete agreement with us on September 30, 1997. Under the agreements, Marc Cohen and Alain Cohen each agreed not to compete with us during the term of his employment and, in the event that his employment with us is terminated either at his voluntary election or by us for good cause, for a period of 12 months thereafter. In addition, Marc Cohen and Alain Cohen each agreed not to solicit our employees or customers on behalf of any competitor during the same period. Further, Marc Cohen and Alain Cohen each agreed to protect our confidential information during his employment, except as appropriate in the performance of his duties, and after the termination of his employment.

We have also entered into a nondisclosure, non-compete, nonsolicitation and ownership of inventions agreement with Mr. Wesley, under which he has agreed to protect our confidential information during and after the termination of his employment, and not to compete with us during the term of his employment and for 12 months after termination of his employment.

Potential Payments Upon Termination or Change of Control

None of our executives have any arrangement that provides for severance payments. None of our executives is entitled to payment of any benefits upon a change in control of our company, except that any unused vacation balance is paid out and our Incentive Plan provides that in connection with a change in control, all unvested stock options and restricted stock will become fully vested.

Director Compensation

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings. We pay our non-employee directors an annual retainer of $20,000 and a fee of $1,000 per day for attending Board or committee meetings in person or by telephone. No director who is also an employee receives separate compensation for services rendered as a director.

Each person who becomes a non-employee director other than pursuant to election at an annual meeting of stockholders will be granted a number of restricted shares of Common Stock on the date of his or her election to the Board calculated by multiplying 250 by the number of full calendar months remaining from the date of his or her initial election to the Board until the first anniversary of the prior year’s annual meeting of stockholders.

Director Compensation Table

The following table sets forth information regarding the compensation of our directors for fiscal 2009. Our executive officers who also served as directors are not included in this table because they were not separately compensated for their service as directors.

Director	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Grant Date Fair Value ($/sh)	Total ($)
Steven G. Finn	29,000	41,640	13.88	70,640
Ronald W. Kaiser	29,000	41,640	13.88	70,640
William F. Stasior	29,000	41,640	13.88	70,640

(1)	We granted 3,000 shares of restricted stock to each of our directors on September 9, 2008. This column reflects the amount we recorded as stock-based compensation in our financial statements for the respective fiscal year in connection with restricted stock and stock option grants. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC. Unlike the amount reflected in our consolidated financial statements, however, the amounts shown above do not reflect any estimate of forfeitures related to service-based vesting. Instead, it assumes that the director will perform the requisite service to vest in the award.

The table below shows the aggregate numbers of stock awards and option awards outstanding for each non-employee director as of March 31, 2009.

Director	Number of Stock Awards Outstanding as of March 31, 2009	Number of Option Awards Outstanding as of March 31, 2009
Steven G. Finn	3,000	90,000
Ronald W. Kaiser	3,000	45,000
William F. Stasior	3,000	90,000

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. Finn, Chairman, and Messrs. Kaiser and Stasior. None of our executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as our director or a member of our Compensation Committee.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed the preceding Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors.

Steven G. Finn, Chairman

Ronald W. Kaiser

William F. Stasior

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of March 31, 2009:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	2,556,723	10.89	2,213,208	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	2,556,723	10.89	2,213,208

(1)	In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2009, all of the remaining 2,151,016 shares under the Incentive Plan may instead be issued in the form of restricted stock, stock appreciation rights or other stock-based awards.

(2)	Includes 62,192 shares issuable under the ESPP, including shares issuable in connection with the offering period which ends on July 31, 2009. Also includes 2,151,016 shares issuable under the Incentive Plan. Under the Incentive Plan, the number of shares available for issuance automatically increases on the first trading day of each calendar year by an amount equal to 3% of the shares of Common Stock outstanding on the last trading day of the preceding calendar year, not to exceed an annual increase of 1,000,000 shares, or a lesser amount determined by the Board. The Board did not approve any increase in shares for issuance on the first trading day of calendar year 2009.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Corporate Secretary, OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, MD 20814. The Chairman of the Board, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice of Internet Availability of Proxy Materials or other stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are OPNET Technologies, Inc. stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker. We will promptly deliver a separate copy of the document to you if you call or write to us at the following address or telephone number: OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland, telephone: (240) 497-3000, Attention: Investor Relations. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their brokers, or you may contact us at the above address and phone number.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors,

/S/ MARC A. COHEN
Marc A. Cohen Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

June 10, 2009

Exhibit A

OPNET TECHNOLOGIES, INC.

2000 Employee Stock Purchase Plan

(Restated to Reflect Amendments of October 22, 2002,

December 30, 2005, May 8, 2008 and May 13, 2009)

The purpose of this 2000 Employee Stock Purchase Plan (the “Plan”) of the Company is to provide eligible employees of the Company and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Eight hundred and twenty thousand (820,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

1.    Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.    Eligibility. All employees of the Company, including members of the Board of Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a)    they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for at least three months in a calendar year; and

(b)    they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

(c)    they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.    Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Following the end of the Transition Period, Offerings will begin each February 1 and August 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six-month period (a “Plan Period”), except during the Transition Plan Period, during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Transition Plan Period shall begin with the Offering Commencement Date on January 1, 2006, and shall begin a seven-month period during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Transition Plan Period. For the avoidance of confusion the Transition Plan Period shall commence on January 1, 2006 and shall end on July 31, 2006. The Board or the Committee may, at its discretion, choose a different Plan Period of 12 months or less for subsequent Offerings. Notwithstanding anything to the contrary, the first Plan Period shall begin on the first day of the first fiscal quarter beginning after the closing of a firm commitment, registered initial public offering by the Company or, if later, the date that the Company has filed with the United States Securities and Exchange Commission an effective Registration Statement on Form S-8 for purposes of registering under the Securities Act of 1933, as amended, all shares of Common Stock issuable under this Plan, and shall end on the June 30 or December 31 first thereafter occurring.

4.    Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least 15 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Transition Plan Period and/or a Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5.    Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Transition Plan Period or a Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at any percentage (up to 10%) of Compensation, with any change in Compensation during the Transition Plan Period or Plan Period to result in an automatic corresponding change in the dollar amount withheld. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

No employee may be granted an Option (as defined in Section 9) which permits his or her rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Transition Plan Period or a Plan Period) for each calendar year in which the Option is outstanding at any time.

6.    Deduction Changes. An employee may decrease or discontinue his or her payroll deduction once during the Transition Plan Period or any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his or her payroll deduction during the Transition Plan Period or a Plan Period. If an employee elects to discontinue his or her payroll deductions during the Transition Plan Period or during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7.    Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8.    Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

2

9.    Purchase of Shares. On the Offering Commencement Date of the Transition Plan Period and each Plan Period thereafter, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of the Transition Plan Period or such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below): i) on the Offering Commencement Date of the Transition Plan Period; ii) upon termination of the Transition Plan Period on the Offering Commencement Date of such Plan Period.

The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of the Transition Plan Period, and thereafter such Plan Period or (ii) the Exercise Date, whichever closing price is less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of the Transition Plan Period or a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10.    Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11.    Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of the Transition Plan Period or a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate, or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Transition Plan Period, and thereafter prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12.    Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

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13.    Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14.    Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15.    Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16.    Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his or her account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17.    Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18.    Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19.    Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

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20.    Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21.    Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22.    Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23.    Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24.    Effective Date and Approval of Shareholders. The Plan shall take effect on March 13, 2000 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors of

the Company on March 13, 2000.

Approved by the stockholders of the

Company on June 30, 2000.

Amended by the Board of Directors of the

Company on October 22, 2002.

Amended by the Board of Directors of the

Company on December 30, 2005.

Amended by the Board of Directors of the

Company on May 8, 2008.

Amended by the Board of Directors of the

Company on May 13, 2009.

5

OPNET®

Making Networks and Applications Perform®

AMERICAN STOCK TRANSFER C/O OPNET TECHNOLOGIES, INC. 6201 15TH AVENUE, 3RD FLOOR BROOKLYN, NY 11219

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M15577-Z49871 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

OPNET TECHNOLOGIES, INC.

The Board of Directors recommends a vote FOR Proposal 1.

1. To approve an amendment to the OPNET TECHNOLOGIES, INC. 2000 Employee Stock Purchase Plan to increase by 170,000 the shares authorized for issuance thereunder.

For Against Abstain

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

M15578-Z49871

PROXY

OPNET TECHNOLOGIES, INC.

Proxy for the Special Meeting of Stockholders to be held Monday, July 20, 2009. This proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned, having received notice of the meeting and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoints Marc A. Cohen and Alain J. Cohen, and each of them, with full power of substitution, as proxies to represent and to vote, as designated herein, all shares of stock of OPNET Technologies, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the principal executive office of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Monday, July 20, 2009, at 10:00 a.m., local time, and at any adjournment thereof (the” Meeting”). The matter set forth on the reverse side has been proposed by the Company.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the amendment to the 2000 Employee Stock Purchase Plan described in Proposal 1. In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall vote in person at the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)